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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  April 12, 2005


                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)


         Colorado                        0-27513                84-1308436
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



            Phone:  (201) 288-3082

411 Route 17 South, Hasbrouck Heights, New Jersey                 07604
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (201) 288-3082
                                                   -----------------------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 12, 2005, Thomas H. King resigned as President and Chief Executive Officer of U.S. MedSys Corp. (the "Company") and its subsidiaries, and as a director of New England Orthotic & Diabetic Shoe Manufacturing Company, Inc. ( a subsidiary of the Company). As a result, Mr. King no longer holds any positions with the Company or its subsidiaries. A copy of Mr. King's letter of resignation is attached as an exhibit hereto and is incorporated by reference.

Anthony R. Rubino, who has served as the Executive Vice President of Finance and Chief Financial Officer of U.S. MedSys Corp. since November 17, 2004, will assume the duties of Chief Executive Officer on an interim basis.

Prior to joining U.S. MedSys Corp., Mr. Rubino served in various capacities for Publicis/Saatchi and Saatchi for eight years, most recently as Senior Vice President/Corporate Director of Finance for their pharmaceutical advertising agency, Saatchi and Saatchi Healthcare Communications, an $85 million agency with nine divisions and 453 employees. Prior to Publicis/Saatchi and Saatchi Mr. Rubino was employed by Amerifoods, Inc., where he held the title of Director of Finance, and KPMG Peat Marwick, where he was a Senior Manager. Mr. Rubino is a Certified Public Accountant and holds a Bachelor of Science degree in Business Administration and Accounting from Seton Hall University.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description
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
99.2          Letter of resignation of Thomas H. King dated April 12, 2005.  (Filed herewith.)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              U.S. MEDSYS CORP.


                                              By: /s/ Anthony Rubino
                                                 -------------------------------
                                                 Anthony R. Rubino,
                                                 interim Chief Executive Officer

Date:  April 13, 2005


                                       1
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                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------
99.2          Letter of resignation of Thomas H. King dated April 12, 2005.  (Filed herewith.)